UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 30, 2009
Oilsands Quest Inc.
(Exact name of registrant as specified in its charter)

Colorado	001-32994	98-0461154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800, 326 — 11th Avenue SW
Calgary, Alberta, Canada	T2R 0C5

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (403) 263-1623
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Exhibit 23.1
Exhibit 23.2
Exhibit 23.3

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
          The following documents are hereby incorporated by reference into the registration statement on Form S-3ASR of Oilsands Quest Inc. No. 333- 147200 as exhibits thereto:
     (d) Exhibits.

23.1	Consent of KPMG LLP.

23.2	Consent of Macleod Dixon LLP.

23.3	Consent of Blake, Cassels & Graydon LLP.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2009	OILSANDS QUEST INC. (Registrant)

	/s/	Jamey Fitzgibbon

	Name:	Jamey Fitzgibbon
	Title:	President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP.

23.2	Consent of Macleod Dixon LLP.

23.3	Consent of Blake, Cassels & Graydon LLP.